UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Taysha Gene Therapies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3000 Pegasus Park Drive

Suite 1430

Dallas, Texas 75247

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 1, 2026

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of TAYSHA GENE THERAPIES, INC., a Delaware corporation (the “Company”). The meeting will be held on June 1, 2026, at 9:00 a.m., Eastern Time and will be a virtual stockholder meeting through which you can listen to the meeting and vote online, for the following purposes:

1.	To elect the Board of Directors’ Class III nominees, Sean P. Nolan and Laura Sepp-Lorenzino, Ph.D., to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders.

2.

To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement.

4.	To indicate, on a non-binding advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s Named Executive Officers.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Annual Meeting will be held virtually through a live webcast. Stockholders of record at the close of business on April 8, 2026 and their proxy holders will be able to attend the Annual Meeting and vote during the live webcast by visiting www.virtualshareholdermeeting.com/TSHA2026 and entering the control number included in your Notice of Internet Availability or in the instructions that you received via email. To ask a question pertaining to the business of the Annual Meeting, stockholders must submit it in advance of the Annual Meeting by visiting www.proxyvote.com. Questions may be submitted until 11:59 p.m., Eastern Time, on May 31, 2026. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may log-in beginning at 8:45 a.m., Eastern Time, on June 1, 2026. Only stockholders of record at the close of business on April 8, 2026 may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ Kamran Alam
Kamran Alam
Chief Financial Officer and Corporate Secretary

Dallas, TX
April 22, 2026

We are primarily providing access to our proxy materials over the internet pursuant to the Securities and Exchange Commission’s notice and access rules. On or about April 22, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2026 Proxy Statement and 2025 Annual Report on the internet and will include instructions on how you can receive a paper copy of the annual meeting materials, including the notice of annual meeting, proxy statement and proxy card.

You are cordially invited to attend the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: 1) over the internet at www.proxyvote.com, 2) by telephone by calling the toll-free number 1-800-690-6903, or 3) if you elected to receive printed proxy materials by mail, by marking, dating and signing your proxy card and returning it in the accompanying envelope provided. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

i

TAYSHA GENE THERAPIES, INC.

3000 Pegasus Park Drive

Suite 1430

Dallas, Texas 75247

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

June 1, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Taysha Gene Therapies, Inc. (sometimes referred to as the “Company” or “Taysha”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice and make this proxy statement and the form of proxy available on or about April 22, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual stockholder meeting held on Monday, June 1, 2026 at 9:00 a.m., Eastern Time, through which you can listen to the meeting and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/TSHA2026 and entering the control number included in your Notice or in the instructions that you received via email. We recommend that you log on a few minutes before the Annual Meeting to ensure that you are logged in when the meeting begins. To access the meeting, follow the instructions you will receive in subsequent emails you receive after registration. Information on how to vote online during the Annual Meeting is discussed below.

Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will not be able to attend the Annual Meeting in person.

We encourage you to access the Annual Meeting before it begins. Online check-in will begin approximately 15 minutes before the meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 8, 2026 will be entitled to vote at the Annual Meeting. On this record date, there were 287,341,999 shares of common stock outstanding and entitled to vote. Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

Stockholder of Record: Shares Registered in Your Name

If on April 8, 2026, your shares were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return your vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 8, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a 16-digit control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

What am I voting on?

There are four matters scheduled for a vote:

•

To elect the Board of Directors’ two nominees for director named as nominees in this Proxy Statement to serve until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal (Proposal 1);

•	To ratify the selection by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026 (Proposal 2);

•	To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement (Proposal 3); and

•	To indicate, on a non-binding advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s Named Executive Officers (Proposal 4).

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. With regard to your advisory vote on how frequently we should solicit future stockholder advisory approval of executive compensation, you may vote for any one of the following: one year, two years or three years, or you may abstain from voting on that matter. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online during the meeting even if you have already voted by proxy.

•

To vote online during the meeting, visit www.virtualshareholdermeeting.com/TSHA2026 (you will need the control number printed on your Notice or proxy registration confirmation email) and submit an electronic ballot during the meeting.

•

If you received a proxy card by mail, to vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or proxy card. To ensure your vote is counted, your telephone vote must be received before 11:59 p.m., Eastern Time on May 31, 2026.

•

To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice or proxy card. To ensure your vote is counted, your internet vote must be received before 11:59 p.m., Eastern Time on May 31, 2026.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a 16-digit control number via email or on your Notice of Availability or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain your 16-digit control number. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain their 16-digit control number either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you held as of April 8, 2026.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable:

•	“For” the election of both nominees for director;

•

“For” the ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;

•	“For” the advisory vote on executive compensation; and

•	For “One Year” as the preferred frequency of future advisory votes to approve executive compensation.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under stock exchange rules, brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under such rules, but not with respect to “non-routine” matters. Proposals 1, 3 and 4 are considered to be “non-routine” under such rules, meaning that your broker may not vote your shares on this proposal in the absence of your voting instructions. However, Proposal 2 is considered to be “routine” under such rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These un-voted shares with respect to the “non-routine” matters are counted as “broker non-votes.” Proposals 1, 3, and 4 are considered to be “non-routine” under such rules and we therefore expect broker non-votes on these proposals. However, because Proposal 2 is considered “routine” under such rules, we do not expect broker non-votes on this proposal.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone, or by other means of communication.

Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•

You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 3000 Pegasus Park Drive, Suite 1430, Dallas, Texas 75247. Such notice will be considered timely if it is received at the indicated address by the close of business on the business day one week preceding the date of the Annual Meeting.

•	You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count: with respect to Proposal 1, votes “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For,” “Against” and abstentions. Abstentions on Proposals 2, 3, and 4 will be counted towards the vote total for these proposals and will have the same effect as “Against” votes. Broker non-votes on all proposals will have no effect and will not be counted towards the vote total for these proposals. Since brokers have authority to vote on your behalf with respect to Proposal 2, we do not expect broker non-votes on these proposals. Since brokers do not have authority to vote on your behalf on Proposals 1, 3 and 4, we expect broker non-votes on these proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non-Votes	Board Recommendation
1	Election of Directors named in this Proxy Statement	Directors are elected by a plurality of the votes of the share present in person, by remote communication, or represented by proxy at the meeting and entitled to vote generally on the election of directors. The two nominees receiving the most “For” votes from the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome.	FOR or WITHHOLD	Under plurality voting, there are no abstentions	No effect	FOR all nominees

2	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	“For” votes from the holders of a majority of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter.	FOR, AGAINST or ABSTAIN	Against	Not applicable(1)	FOR

3	Advisory approval of the compensation of the Company’s Named Executive Officers	“For” votes from the holders of a majority of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter.	FOR, AGAINST or ABSTAIN	Against	No effect	FOR

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non-Votes	Board Recommendation

4	Advisory vote on the frequency of future stockholder advisory votes on executive compensation	A proposed voting frequency must receive affirmative votes from the holders of a majority of the shares present in person, by remote communication, or represented by proxy and entitled to vote on the matter.(2)	ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN	Against	No effect	FOR “ONE YEAR”

(1)

This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other nominee that holds your shares, your broker, bank or other nominee has discretionary authority to vote your shares on this proposal.

(2)

If none of the proposed voting frequencies receives the votes of the holders of a majority of shares present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting, we will consider the frequency receiving the highest number of affirmative votes from the holders of shares present virtually or represented by proxy and entitled to vote at the Annual Meeting to be the frequency preferred by our stockholders.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting or represented by proxy. On the record date, there were 287,341,999 shares outstanding and entitled to vote. Thus, the holders of 143,671,000 shares must be present or represented by proxy at the meeting to have a quorum.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How do I ask a question at the Annual Meeting?

Only stockholders of record as of April 8, 2026, may submit questions or comments at the Annual Meeting. To ask a question pertaining to the business of the Annual Meeting, stockholders must submit it in advance of the Annual Meeting by visiting www.proxyvote.com. Questions may be submitted until 11:59 p.m., Eastern Time, on May 31, 2026.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to the start of the Annual Meeting. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the proposals to be voted on at the Annual Meeting. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

What do I do if I have technical difficulties in connection with the Annual Meeting?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number displayed on the virtual meeting page. Technical support will be available beginning approximately one hour prior to the meeting on June 1, 2026.

Will a list of record stockholders as of the record date be available?

For the ten days ending the day prior to the annual meeting, a list of our record stockholders as of the close of business on the record date will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning May 22, 2026, and until the meeting, stockholders should email IR@tayshagtx.com.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified or until their earlier death, resignation or removal.

The Board of Directors presently has six members. There are two directors in the class whose term of office expires in 2026. Both of the nominees listed below are currently directors of the Company. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has considered and nominated the two incumbent directors listed below, each of whom has been previously elected by our stockholders, for election at the Annual Meeting. If elected at the Annual Meeting, both of these nominees would serve until the 2029 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Taysha. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

CLASS III NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2029 ANNUAL MEETING

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee of the Board of Directors to recommend that person as a nominee for director.

The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Committee views as critical to effective functioning of the Board. To provide a mix of experience and perspective on the Board, the Committee also takes into account gender, age and ethnic diversity. Two of our six directors are women and two of our six directors identify as being racially or ethnically diverse. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Committee to believe that nominee should continue to serve on the Board.

Sean P. Nolan, age 58

Sean P. Nolan has served as our Chief Executive Officer since December 2022 and as the Chairman of our Board of Directors since March 2020. He has served as the President of Nolan Capital, LLC, an investment fund, since October 2019. Mr. Nolan most recently served as President, Chief Executive Officer and a member of the board of directors of AveXis, Inc., a publicly traded gene therapy company, from 2015 to May 2018 until its acquisition by Novartis International AG. Mr. Nolan has served on the board of directors of Ventas, Inc., a publicly traded healthcare real estate investment trust company, since July 2019 and previously served on the board of directors of Neoleukin Therapeutics, Inc., a publicly traded biopharmaceutical company, from 2015 to June 2020. Mr. Nolan also served on the board of directors of Social Capital Suvretta Holdings Corp. II, a special purpose acquisition company, from September 2021 until July 2023. Mr. Nolan earned a B.S. in biology from John Carroll University. Our Board of Directors believes that Mr. Nolan is qualified to serve as a director based on his role as our Chief Executive Officer and his more than 35 years of broad leadership and management experience in the biopharmaceutical industry.

Laura Sepp-Lorenzino, Ph.D., age 65

Laura Sepp-Lorenzino has served as a member of our Board of Directors since November 2020. Since January, 2025, Dr. Sepp-Lorenzino has held the position of Principal of GNMmeds LLC, consulting on genomic medicine research and development. She served as Executive Vice President, Chief Scientific Officer of Intellia Therapeutics, Inc., a publicly traded biotechnology company, from May 2019 until January 2025 and as Scientific Advisor until December 2025. From 2017 to May 2019, Dr. Sepp-Lorenzino served as Vice President, Head of Nucleic Acid Therapies at Vertex Pharmaceuticals, Inc., a publicly traded biopharmaceutical company. She served as Vice President, Entrepreneur-in-Residence at Alnylam Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from 2014 to 2017. She worked at Merck from 1999 to 2014 with positions of increasing responsibilities in Oncology and RNA Therapeutics. Dr. Sepp-Lorenzino earned a professional degree in biochemistry from the Universidad de Buenos Aires in Argentina and an M.S. and Ph.D. in biochemistry from New York University. Our Board of Directors believes that Dr. Sepp-Lorenzino is qualified to serve as a director based upon her extensive experience in research and development of nucleic acid therapies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING

Alison Long, M.D., Ph.D., age 63

Alison Long has served as a member of our Board of Directors since November 2023. Dr. Long is the Principal Consultant at Long Biopharma Consulting, LLC and currently holds the position of SVP, Clinical Development at DiaMedica Therapeutics, Inc. Dr. Long’s consulting clients within the past two years include Papillon Therapeutics, Inc. and Navega Therapeutics, Inc. She most recently served as the Chief Medical Officer of Flightpath Biosciences, Inc., from January 2023 until September 2025. Dr. Long previously served as Chief Medical Officer of Anokion, SA from June 2022 to January 2023. From December 2021 to April 2022, Dr. Long served as Chief Medical Officer at Kaleido Biosciences, a publicly traded biotechnology company which ceased operations in April 2022. She served as Interim Chief Medical Officer at Freeline Therapeutics, Inc., from September 2021 to November 2021, and previously served as Freeline Therapeutics, Inc.’s SVP Head of Clinical Development from June 2020 to August 2021. Prior to joining Freeline Therapeutics, Inc., Dr. Long served as Head of Clinical R&D of Spark Therapeutics, Inc. from October 2019 to June 2020. Dr. Long earned a Bachelor of Medicine, Bachelor of Surgery from the University of the Witwatersrand in Johannesburg, South Africa and a Ph.D. in Biodefense from George Mason University. Our Board of Directors believes Dr. Long is qualified to serve as a director based upon her extensive experience in research and development of several gene therapy programs.

Sean Stalfort, age 56

Sean Stalfort has served as a member of our Board of Directors since June 2023. He is the President of PBM Capital Group, LLC (“PBM Capital”), a private equity and venture capital investment firm in the business of investing in healthcare and life-science related companies, which was founded in 2010. Mr. Stalfort currently serves on the boards of directors of Verrica Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company, and Acumen Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company. Additionally, he previously served as a member of the board of directors of Dova Pharmaceuticals, Inc., a publicly-traded biopharmaceutical company, from September 2016 to November 2019. Mr. Stalfort received a B.A. in business economics and political science from Brown University. Our Board of Directors believes Mr. Stalfort is qualified to serve as a director based on his experience in venture capital, particularly related to healthcare.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2028 ANNUAL MEETING

Phillip B. Donenberg, CPA, age 65

Phillip B. Donenberg has served as a member of our Board of Directors since August 2020. Mr. Donenberg served as Senior Vice President and Chief Financial Officer of Jaguar Gene Therapy, LLC, a privately held early-stage gene therapy company, from February 2020 to March 2023. Mr. Donenberg has served on the board of directors and as chairman of the audit committee of Tectonic Therapeutic, Inc. (formerly AVROBIO, Inc.), a publicly traded biotechnology company, since June 2018, and on the board of directors of Sensei Biotherapeutics, Inc. since February 2026. Previously, Mr. Donenberg served as Chief Financial Officer and Senior Vice President of Assertio Therapeutics, Inc., a pharmaceutical company, from July 2018 to November 2018. He served as Senior Vice President and Chief Financial Officer of AveXis, Inc., a publicly traded gene therapy company, from 2017 to June 2018 and as Vice President, Corporate Controller from 2016 to 2017. Mr. Donenberg earned a B.S. in accountancy from the University of Illinois Champaign-Urbana College of Business and is a Certified Public Accountant. Our Board of Directors believes that Mr. Donenberg is qualified to serve as a director based on his financial expertise and his experience as a director and executive of companies in the biotechnology and pharmaceutical industries.

Sukumar Nagendran, M.D., age 60

Sukumar Nagendran has served as our President, and Head of Research and Development since December 2022 and as a member of our Board of Directors since July 2020. Dr. Nagendran previously served as President, Research and Development and Chief Medical Officer at Jaguar Gene Therapy, LLC, from February 2020 to December 2022. Prior to that, Dr. Nagendran served as Chief Medical Officer of AveXis, Inc. from 2015 to May 2018. Dr. Nagendran currently serves on the board of directors of Solid Biosciences Inc., a publicly traded life sciences company, a position he has held since September 2018. He holds an undergraduate degree in Biochemistry from Rutgers University and earned his M.D. from Rutgers Medical School, and he trained in Internal Medicine at Mayo Clinic, Rochester. Our Board of Directors believes that Dr. Nagendran is qualified to serve as a director based upon his more than 30 years of experience with gene therapy development and clinical development strategy.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Members of the Audit Committee and Compensation Committee are subject to additional independence requirements of applicable SEC rules and Nasdaq listing standards. Our Board of Directors consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has affirmatively determined that the following four directors are independent directors within the meaning of the applicable Nasdaq listing standards and SEC rules applicable to boards of directors in general: Phillip B. Donenberg, Sean Stalfort, Alison Long and Laura Sepp-Lorenzino. In making this determination, the Board concluded that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Mr. Nolan and Dr. Nagendran are not currently independent directors by virtue of their employment with us as our Chief Executive Officer and President and Head of Research and Development, respectively. There are no family relationships among any of our directors or executive officers.

BOARD LEADERSHIP STRUCTURE

The Company’s Board of Directors is currently chaired by the Chief Executive Officer of the Company, Mr. Nolan. The Company believes that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose. In the Company’s view separating the positions of Chief Executive Officer and Board Chair has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes that combining the positions of Chief Executive Officer and Board Chair provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Board Chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Board Chair with an extensive history with and knowledge of the Company (as is the case with Mr. Nolan) as compared to a relatively less informed independent director.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Audit Committee responsibilities also include oversight of our cybersecurity risk management processes, including oversight of mitigation of risks from cybersecurity threats. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. In addition, the entire Board of Directors receives reports from time to time regarding various enterprise risks facing the Company, and the applicable Board committees receive related reports with respect to the committees’ respective areas of oversight. The Board of Directors has delegated to the Board’s Chairman the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met seven times during the last fiscal year. Each director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

It is the Company’s policy to invite and encourage directors and nominees for director to attend each Annual Meeting of Stockholders. Last year, five of our directors then serving attended the 2025 Annual Meeting of Stockholders.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Clinical and Scientific Committee, and the Board has the ability to establish additional committees as needed. As disclosed in our Annual Report on Form 10-K for the year ended December 31, 2024, our Board formed a special litigation committee in 2024 to investigate claims and allegations in certain derivative claims. The following table provides membership and meeting information for fiscal year 2025 for each of the standing committees:

Name	Audit		Compensation		Nominating and Corporate Governance		Clinical and Scientific
Phillip B. Donenberg, CPA	X	*	X
Sean Stalfort	X				X	*
Sukumar Nagendran, M.D.
Sean P. Nolan
Alison Long, M.D., Ph.D.			X		X		X	*
Laura Sepp-Lorenzino, Ph.D.	X		X	*			X

Total meetings in fiscal year 2025	5		4		—	(1)	4

*	Committee Chairperson
(1)	The Nominating and Corporate Governance Committee did not formally meet in 2025, but acted once by unanimous written consent.

Below is a description of each standing committee of the Board of Directors. Each of the standing committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each current member of the Audit Committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member of the Audit Committee is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The principal duties and responsibilities of our Audit Committee include, among other things:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•

discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related party transactions;

•

obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes its internal quality-control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•

approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Audit Committee is currently composed of three directors: Phillip B. Donenberg, Laura Sepp-Lorenzino, and Sean Stalfort. The Audit Committee met five times during fiscal year 2025. The Board of Directors has adopted a written Audit Committee charter that is available to stockholders on our website at www.tayshagtx.com.

The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and SEC rules applicable to boards of directors in general and audit committee members in particular.

The Board of Directors has also determined that Mr. Donenberg qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Donenberg’s level of knowledge and experience based on a number of factors, including his formal education, that he is a Certified Public Accountant and his experience as a chief financial officer for public reporting companies. The Board of Directors has determined that each member of the Audit Committee is financially sophisticated.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

THE AUDIT COMMITTEE

Phillip B. Donenberg, CPA, Chair

Laura Sepp-Lorenzino, Ph.D.

Sean Stalfort

*

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, modify and oversee the Company’s compensation strategy, policies, plans and programs, including:

•

establishing corporate and individual performance objectives relevant to the compensation of our executive officers, directors and other senior management and evaluating performance in light of these stated objectives;

•

reviewing and approving, or reviewing and recommending to the Board of Directors for approval, the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our Chief Executive Officer and the other executive officers;

•	reviewing and recommending to the Board for approval compensation arrangements for our directors;

•	overseeing administration of our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plans and programs; and

•	reviewing our compensation policies and practices as they relate to risk management and risk-taking incentives.

The Compensation Committee is currently composed of three directors: Phillip B. Donenberg, Alison Long and Laura Sepp-Lorenzino. All members of the Company’s Compensation Committee are independent as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards and SEC rules applicable to boards of directors in general and compensation committees in particular. In addition, all members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee met four times during fiscal year 2025. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at www.tayshagtx.com.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and Aon plc. (“Aon”), the compensation consultant engaged by the Compensation Committee. The Compensation Committee meets regularly in executive session. In addition, various members of management and other employees as well as outside advisors or consultants are frequently invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq referenced above, the Compensation Committee engaged Aon as its compensation consultant. Our Compensation Committee identified Aon based on Aon’s general reputation in the industry. The Compensation Committee requested that Aon:

•	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

•	assist the Compensation Committee in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of the engagement, the Compensation Committee directed Aon to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Aon ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Aon, the Compensation Committee recommended that the Board of Directors approve the recommendations of Aon.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. In fiscal year 2025, the Compensation Committee delegated authority to Sean Nolan, the Company’s Chief Executive Officer, to grant, without any further action required by the Compensation Committee, stock options to employees who are below the senior vice president level. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. During fiscal year 2025, Mr. Nolan exercised his authority to grant options to purchase an aggregate of 197,000 shares of common stock and 40,000 restricted stock units (“RSUs”) to non-officer employees and consultants.

Historically, the Compensation Committee has determined annual compensation for our executive officers during the first quarter of the year, including any adjustments to annual base salaries and approval of awards of annual performance bonuses and equity awards, as well as approval of new annual performance objectives for the coming year. In addition, at various meetings throughout the year the Compensation Committee also considers matters related to individual compensation, including compensation for new executive hires and other strategic compensation issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted by the Chief Executive Officer when determining the compensation of the other executive officers. In the case of the Chief Executive Officer, the Compensation Committee evaluates his performance, which influences any adjustments the Committee approves to his compensation as well as awards to be granted. As part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials that it deems appropriate, including financial reports and projections, tax and accounting information, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with any criteria provided by the Board of Directors), reviewing and evaluating incumbent directors and the performance of the Board generally, making recommendations to the Board regarding the membership of the committees of the Board and developing a set of corporate governance principles for the Company.

The Nominating and Corporate Governance Committee is currently composed of two directors: Alison Long and Sean Stalfort. The Nominating and Corporate Governance Committee did not formally meet during fiscal year 2025, but acted once by unanimous written consent. The Board of Directors has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at www.tayshagtx.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also considers other factors when considering potential candidates, including expertise relevant to the Company’s current and planned operations, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having commitment to support the Company’s long-term interests. The Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time as the Company’s needs change and evolve. Candidates for director nominees are also reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee may also consider age, skills, talent, expertise, backgrounds and differences in viewpoints and such other factors as it deems appropriate, including diversity (including gender, racial and ethnic diversity), given the current needs of the Board and the Company. As presently constituted, the Board of Directors represents a deliberate mix of members who have a deep understanding of the Company’s business, as well as members who have different skill sets and points of view on substantive matters pertaining to our business.

The Nominating and Corporate Governance Committee appreciates the value of thoughtful changes to the Board’s membership and identifies and considers qualities, skills and other director attributes that might enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that could impair the directors’ independence. The Nominating and Corporate Governance Committee may also consider the results of the Board’s self-evaluation, which the Board aims to conduct on an annual basis. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and other factors. The Nominating and Corporate Governance Committee then uses its network to compile a list of potential candidates, which may include recommendations from a professional search firm when deemed appropriate. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the needs of the Board. The Nominating and Corporate Governance Committee then meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board must meet the deadlines and other requirements to propose a resolution set forth under “Other Information for Stockholders”.

Clinical and Scientific Committee

The Clinical and Scientific Committee of the Board of Directors assists the Board in facilitating oversight of the Company’s clinical and scientific strategic direction. The Clinical and Scientific Committee regularly evaluates the Company’s clinical, preclinical and research and development pipeline and identifies and provides the Board with strategic advice on significant emerging science and technology issues, innovations and trends. The Clinical and Scientific Committee is currently composed of two directors: Alison Long and Laura Sepp-Lorenzino. The Clinical and Scientific Committee met four times during fiscal year 2025. The Board has not adopted a written Clinical and Scientific Committee charter.

Executive Sessions

Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors or the director in care of Taysha Gene Therapies, Inc., 3000 Pegasus Park Drive, Suite 1430, Dallas, Texas 75247, Attn: Corporate Secretary. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and the number and class of shares of our stock that are owned beneficially by the stockholder as of the date of the communication.

These communications will be reviewed by our Corporate Secretary, who will determine whether they should be presented to the Board of Directors. The purpose of this screening is to allow the Board of Directors to avoid having to consider communications that contain advertisements or solicitations or are unduly hostile, threatening or similarly inappropriate. All communications directed to the Compliance Officer in accordance with our Whistleblower Policy for Accounting and Auditing Matters that relate to questionable accounting or auditing matters involving our company will be promptly and directly forwarded to the Audit Committee.

C
ODE
OF
E
THICS
The Company has adopted the Taysha Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at
www.tayshagtx.com
. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.
I
NSIDER
T
RADING
P
OLICY
We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our most recent Annual Report on Form
10-K.
In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading.
H
EDGING
P
OLICY
Our Insider Trading Policy prohibits our employees, including our executive officers, and the non-employee
members of our Board from engaging in short sales, transactions in put or call options, hedging transactions, using margin accounts, or other inherently speculative transactions involving our equity securities.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company’s consolidated financial statements since 2020. Representatives of Deloitte & Touche LLP are expected to be present online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and 2024 by Deloitte & Touche LLP, the Company’s principal accountant.

	Fiscal Year Ended December 31,
	2025	2024
Audit Fees(1)	$943,442	$814,386
Tax Fees(2)	—	55,702
All Other Fees(3)	2,051	2,051

Total Fees	$945,493	$872,139

(1)

Audit fees consist of fees billed for professional services provided in connection with the audit of our annual consolidated financial statements, the review of our quarterly condensed consolidated financial statements and audit services that are normally provided by the independent registered public accounting firm in connection with regulatory filings.

(2)	Tax fees consist of fees for professional services related to an Internal Revenue Code Section 382 study.
(3)

All other fees consist of aggregate fees billed for products and services provided by our independent registered public accounting firm other than those disclosed above and consist of fees for accessing Deloitte’s online accounting research tool.

There were no other fees for the years ended December 31, 2025 and 2024.

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders are being asked to approve, in an advisory, non-binding vote, the compensation of our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion. In considering their vote, we urge stockholders to review the information on our compensation policies and decisions regarding the Named Executive Officers presented in “Executive Compensation” on page 29.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding. Although this resolution is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our Named Executive Officers. If stockholders approve the “One Year” option as the frequency of future say-on-pay votes under Proposal 4, we expect that we will conduct our next say-on-pay vote at the 2027 annual meeting of stockholders.

We believe that our compensation components provide a reasonable balance of base compensation and long-term equity-based incentive compensation that is closely aligned with the Company’s overall performance. The Company aims to provide executive officers with a reasonable level of security through base salary and benefits, while rewarding them through cash and equity-based incentive compensation to achieve business objectives and create stockholder value. We believe that each of our compensation components is integral to attracting, retaining, and rewarding qualified Named Executive Officers.

The text of the resolution in respect of Proposal 3 is as follows:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K in the proxy statement for its 2026 Annual Meeting of Stockholders, including the compensation tables and narrative discussion, is hereby approved.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF FUTURE ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our Stockholders are also entitled to vote, on an advisory basis, on whether the “say-on-pay” vote, as required by Section 14A of the Exchange Act, should occur every one, two, or three years. The vote on the frequency of the say-on-pay vote, just as with the say-on-pay vote itself, is advisory only, and it also is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Compensation Committee and the Board will carefully consider the outcome of the vote when determining the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

After careful consideration, the Board has determined that a say-on-pay vote that occurs every year is the most appropriate alternative for our company at this time. Therefore, the Board recommends that you vote for a “One Year” frequency for the say-on-pay vote.

Although the Board recommends a say-on-pay vote be held every year, you may vote one of four choices for this Proposal 4 on the proxy card: “One Year”, “Two Years”, “Three Years”, or “Abstain.” If the frequency recommended by the Board is approved or receives plurality support, that frequency will be deemed adopted by the Board.

The text of the resolution in respect of Proposal 4 is as follows:

“RESOLVED, that the advisory vote on the compensation of the Company’s named executive officers should occur every:

Option 1: 1 YEAR;

Option 2: 2 YEARS; or

Option 3: 3 YEARS.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF “ONE YEAR” FOR PROPOSAL 4.

EXECUTIVE OFFICERS

Our executive officers, and their respective ages as of March 31, 2026, are as follows:

Name	Age	Position(s)
Sean Nolan	58	Chief Executive Officer and Director
Kamran Alam	48	Chief Financial Officer
Sukumar Nagendran, M.D.	60	President, Head of Research and Development and Director

The biographies of Mr. Nolan and Dr. Nagendran are set forth in “Proposal 1: Election of Directors” above.

Kamran Alam has served as our Chief Financial Officer since August 2020. Mr. Alam previously served as Senior Vice President, Finance and Principal Financial Officer of Rocket Pharmaceuticals, Inc., a biopharmaceutical company, from October 2019 to July 2020 and as Vice President, Finance at AveXis, Inc., a publicly traded gene therapy company, from April 2016 to October 2019. From 2013 to April 2016, he held positions of increasing responsibility at Aptinyx Inc., a publicly traded biopharmaceutical company, where at the time of his departure he was a Senior Director, Finance and Accounting. Mr. Alam is a Certified Public Accountant and earned a B.B.A. from the Ross School of Business at University of Michigan and an M.B.A. in finance from the Kelley School of Business at Indiana University.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2026 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% stockholders
Entities affiliated with Avoro Capital Advisors LLC(2)	29,814,271	9.99%
Entities affiliated with RA Capital Management, L.P.(3)	29,269,805	9.99%
Entities affiliated with Paul B. Manning(4)	25,601,111	8.91%
Entities affiliated with RTW Investments, LP(5)	23,407,133	7.95%
Entities affiliated with BlackRock, Inc.(6)	17,852,291	6.21%
Entities affiliated with Morgan Stanley(7)	16,858,644	5.87%
Named Executive Officers and Directors
Sean P. Nolan(8)	4,480,472	1.53%
Sukumar Nagendran, M.D.(9)	1,183,513	*
Kamran Alam(10)	1,606,771	*
Phillip B. Donenberg, CPA(11)	368,142	*
Laura Sepp-Lorenzino, Ph.D.(12)	245,860	*
Alison Long, M.D., Ph.D.(13)	181,726	*
Sean Stalfort(14)	2,121,481	*
All current executive officers and directors as a group (7 persons)(15)	10,187,965	3.48%

* Represents ownership of less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 287,276,885 shares outstanding on March 31, 2026, adjusted as required by rules promulgated by the SEC. Except as otherwise noted below, the address for persons listed in the table is c/o Taysha Gene Therapies, Inc., 3000 Pegasus Park Drive, Suite 1430, Dallas, Texas 75247.

(2)

Consists of (i) 18,650,000 shares and (ii) 11,164,271 shares of common stock issuable upon the exercise of pre-funded warrants. Such amounts do not include shares of common stock issuable upon exercise of pre-funded warrants that may not be exercised if the aggregate number of shares of common stock beneficially owned by entities affiliated with Avoro Capital Advisors LLC would exceed 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such exercise. Avoro Capital Advisors LLC provides investment advisory and management services and has acquired the securities of Taysha solely for investment purposes on behalf of Avoro Life Sciences Fund LLC. Behzad Aghazadeh serves as portfolio manager and controlling person of Avoro Capital Advisors LLC. The principal business address of each of these persons and entities is 110 Greene Street, Suite 800, New York, NY 10012.

(3)

Consists of (i) 23,555,648 shares of common stock held by RA Capital Healthcare Fund, L.P (“RA Fund”) and (ii) 5,714,157 shares of common stock issuable upon the exercise of pre-funded warrants held by RA Fund, over which shares RA Fund has shared voting and dispositive power. Such amounts do not include shares of common stock issuable upon exercise of pre-funded warrants that may not be exercised if the aggregate number of shares of common stock beneficially owned by entities affiliated with RA Capital

Management, L.P. would exceed 9.99% of the total number of shares of our common stock then issued and outstanding after giving effect to such exercise. RA Capital Healthcare Fund GP, LLC is the general partner of the RA Fund. The general partner of RA Capital Management, L.P. is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the managing members. RA Capital Management, L.P. is the investment adviser to RA Fund and may be deemed a beneficial owner of any of our securities held by RA Fund. RA Fund has delegated to RA Capital Management, L.P. the sole power to vote and the sole power to dispose of all securities held in RA Fund’s portfolio. Each of Mr. Kolchinsky and Mr. Shah may be deemed to have voting and investment power over the securities held by RA Capital Management, L.P. The principal business address of each of these persons and entities is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(4)

Consists of (a) 14,723,948.12 shares of common stock held by The Paul B. Manning Revocable Trust dated May 10, 2000 (the “PBM Revocable Trust”); (b) 22,000 shares of common stock held by BKB G2 Investments, LLC (“BKB2”); (c) 2,841,704 shares of common stock held by BKB Growth Investments, LLC (“BKB”); (d) 4,013,458.88 shares of common stock held by The PBM 2023 Grantor Retained Annuity Trust (the “2023 PBM Annuity Trust”); and (e) 4,000,000 shares of common stock held by The PBM 2025 Grantor Retained Annuity Trust (the “2025 PBM Annuity Trust”). Mr. Manning is the trustee of the PBM Revocable Trust and has sole voting and dispositive power over the shares held by the PBM Revocable Trust. Mr. Manning is trustee of the 2023 PBM Annuity Trust and has sole voting and dispositive power over the shares held by the 2023 PBM Annuity Trust. Mr. Manning is trustee of the 2025 PBM Annuity Trust and has sole voting and dispositive power over the shares held by the 2025 PBM Annuity Trust. Mr. Manning is co-manager of Tiger Lily Capital, LLC, the manager of BKB and BKB2 and has shared voting and dispositive power over the shares held by BKB and BKB2. The principal business address of each of these persons and entities is 200 Garrett Street, Suite S, Charlottesville, VA 22902.

(5)

Consists of (i) 16,398,297 shares of common stock held by certain funds to which RTW Investments, LP (“RTW”) serves as investment advisor (the “RTW Funds”) and (ii) 7,008,836 shares of common stock issuable upon exercise of pre-funded warrants held by the RTW Funds, over which shares the RTW Funds have shared voting and dispositive power. RTW, in its capacity as the investment manager of the RTW Funds, has the power to vote and the power to direct the disposition of the shares held by the RTW Funds. Accordingly, RTW may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner and Chief Investment Officer of RTW, has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong disclaims beneficial ownership of the shares held by the RTW Funds, except to the extent of his pecuniary interest therein. The principal business address of each of these persons and entities is 40 10th Avenue, Floor 7, New York, NY 10014.

(6)	BlackRock, Inc. has sole voting and dispositive power over the shares. The principal business address of each of these persons and entities is 50 Hudson Yards, New York, NY 10001.
(7)

This information has been obtained from a Schedule 13G filed on August 6, 2025 by Morgan Stanley as a parent holding company to Morgan Stanley Capital Services LLC, a wholly-owned subsidiary of Morgan Stanley on behalf of itself and certain entities under its control. The report states that Morgan Stanley has shared voting power over 16,651,747 shares and shared dispositive power over 16,858,644 shares and sole voting power and dispositive power over no shares. The principal business address of these reporting entities is 1585 Broadway, New York, NY 10036.

(8)

Consists of (a) 1,535,545 shares of common stock held by Nolan Capital, LLC, (b) 638,538 shares of common stock held by Sean P. Nolan, individually, (c) 2,306,389 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2026 and (d) 0 shares of common stock issuable upon the settlement of RSUs vesting within 60 days of March 31, 2026. Mr. Nolan is the President of Nolan Capital, LLC and has shared voting and investment power with respect to the shares held by Nolan Capital, LLC. The business address for each person and entity named in this footnote is 8 The Green, Ste. R, Dover, Delaware 19901.

(9)	Consists of (a) 215,205 shares of common stock and (b) 968,308 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2026.
(10)	Consists of (a) 461,559 shares of common stock and (b) 1,145,212 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2026.

(11)	Consists of (a) 163,331 shares of common stock and (b) 204,811 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2026.
(12)	Consists of (a) 49,220 shares of common stock and (b) 196,640 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2026.
(13)	Consists of (a) 49,220 shares of common stock and (b) 132,506 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2026.
(14)

Consists of (a) 1,098,601 shares of common stock, (b) 884,290 shares of common stock held by the John A. Stalfort III 2018 Irrevocable Trust (the “Stalfort Trust”) and (c) 138,590 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2026. Gineane Holly Stalfort as trustee of the Stalfort Trust has the power to vote and dispose of the securities held by the Stalfort Trust.

(15)	Consists of (a) 5,095,509 shares of common stock and (b) 5,092,456 shares of common stock issuable upon the exercise of options exercisable within 60 days of March 31, 2026.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by and paid to our Named Executive Officers with respect to the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)

Sean Nolan Chief Executive Officer and Director	2025	645,840	1,651,125	1,258,425	542,506	1,169		4,099,065
	2024	621,000	2,025,816	1,670,410	409,860	774		4,727,861

Kamran Alam Chief Financial Officer	2025	473,331	797,350	607,710	265,066	3,507		2,146,964
	2024	455,126	1,009,606	832,482	210,942	10,620	(4)	2,518,777

Sukumar Nagendran, M.D. President and Head of Research and Development and Director	2025	608,166	600,325	457,545	425,716	1,138		2,092,890
	2024	584,775	1,476,785	1,217,700	321,626	774		3,601,660

(1)

This column reflects the aggregate grant date fair value of restricted stock units granted during the year measured pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), the basis for computing stock-based compensation in our financial statements. This calculation assumes that the Named Executive Officer will perform the requisite service for the restricted stock unit to vest in full as required by SEC rules. The assumptions we used in valuing restricted stock units are described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K (File No. 001-39536) filed with the SEC on March 19, 2026. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon settlement of such restricted stock units or the sale of the common stock issuable upon the settlement of such restricted stock units.

(2)

This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to ASC Topic 718, the basis for computing stock-based compensation in our financial statements. This calculation assumes that the Named Executive Officer will perform the requisite service for the award to vest in full as required by SEC rules. The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option pricing model. The significant factors and assumptions incorporated in the Black-Scholes-Merton model used to estimate the value of the options are described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K (File No. 001-39536) filed with the SEC on March 19, 2026. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

(3)	See “—Narrative to Summary Compensation Table-Non-Equity Incentive Plan Compensation” below for a description of the material terms of the program pursuant to which this compensation was awarded.
(4)	Represents $10,350 in Company matching contributions to 401(k) benefit plans and $270 in life insurance premiums for employee benefit.

Narrative to Summary Compensation Table

The Compensation Committee of our Board of Directors has historically determined our executives’ compensation, including the compensation of our Named Executive Officers. Our Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then approves the compensation of each executive officer without members of management present.

Annual Base Salary

We have entered into employment agreements with each of our Named Executive Officers that establish annual base salaries, which are generally determined, approved and reviewed periodically by our Compensation Committee in order to compensate our Named Executive Officers for the satisfactory performance of duties to the Company. Annual base salaries are intended to provide a fixed component of compensation to our Named Executive Officers, reflecting their expertise, experience, knowledge, roles and responsibilities. Base salaries for our Named Executive Officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. Merit-based increases to salaries are based on management’s assessment of the Named Executive Officer’s individual performance.

For the year ended December 31, 2025 the Compensation Committee approved a base salary of $645,840, $608,166 and $473,331 for Mr. Nolan, Dr. Nagendran and Mr. Alam, respectively.

Non-Equity Incentive Plan Compensation

Our Named Executive Officers are eligible to receive annual non-equity incentive compensation based on the satisfaction of individual and corporate performance objectives established by the Board of Directors. Each Named Executive Officer has a target annual incentive opportunity, calculated as a percentage of annual base salary, and may earn more or less than the target amount based on our company’s and his individual performance. For 2025, the target annual incentive opportunity as a percentage of base salary for each of our Named Executive Officers was 60% for Mr. Nolan, 50% for Dr. Nagendran and 40% for Mr. Alam. The annual incentive amounts earned are determined following the end of the year, based on achievement of the designated corporate and individual performance objectives, and may be paid in cash or equity. The Compensation Committee determined that the percentage attainment of our corporate goals for 2025 was 140% and approved an individual performance achievement payout for each of Mr. Nolan, Dr. Nagendran and Mr. Alam in the amounts reflected in the column of the Summary Compensation Table above entitled “Non-Equity Incentive Plan Compensation.”

Equity-Based Awards

Our equity-based incentive awards granted to our Named Executive Officers are designed to align the interests of our Named Executive Officers with those of our stockholders. Vesting of equity awards is generally tied to each officer’s continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment and thereafter on an annual basis. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance. All equity awards are granted pursuant to our 2020 Stock Incentive Plan.

Outstanding Equity Awards as of December 31, 2025

The following table sets forth certain information about outstanding equity awards granted to our Named Executive Officers that were outstanding as of December 31, 2025. All awards listed in the below table were granted under our 2020 Stock Incentive Plan.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Sean Nolan	9/23/2020	31,000	—		20.00	9/22/2030
	6/17/2021	15,500	—		25.04	6/16/2031
	6/17/2022	15,500	—		2.81	6/16/2032
	12/30/2022	829,598	276,533	(3)	2.26	12/29/2032
	12/14/2023	311,001	355,499	(4)	0.70	12/13/2033
	1/2/2024	567,663	617,025	(5)	1.71	1/1/2034
	1/2/2024						888,516	(9)	4,886,838
	1/2/2025	—	892,500	(12)	1.85	1/2/2035
	1/2/2025						892,500	(11)	4,908,750
	8/22/2025									1,403,000	(13)	7,716,500
Kamran Alam	1/19/2021	70,000	—		31.00	1/18/2031
	2/23/2022	71,666	8,334	(6)	5.96	2/22/2032
	4/6/2022	36,666	3,334	(7)	6.52	4/5/2032
	2/2/2023	106,179	43,721	(8)	1.18	2/1/2033
	2/2/2023	17,653	7,270	(8)	1.18	2/1/2033
	2/2/2023	12,462	—		1.18	2/1/2033
	2/2/2023						6,231	(10)	34,271
	12/14/2023	125,054	62,528	(4)	0.70	12/13/2033
	1/2/2024	282,906	307,507	(5)	1.71	1/2/2034
	1/2/2024						442,810	(9)	2,435,455
	1/2/2025	—	431,000	(12)	1.85	1/2/2035
	1/2/2025						431,000	(11)	2,370,500
	8/22/2025									279,000	(13)	1,534,500
Sukumar Nagendran	9/2/2020	8,171	—		14.90	9/1/2030
	9/23/2020	31,000	—		20.00	9/22/2030
	6/17/2021	15,500	—		25.04	6/16/2031
	6/17/2022	15,500	—		2.81	6/16/2032
	12/30/2022	592,569	197,524	(3)	2.26	12/29/2032
	12/14/2023	111,324	254,504	(4)	0.70	5/31/2033
	1/2/2024	113,816	449,801	(5)	1.71	1/2/2034
	1/2/2024						647,713	(9)	3,562,422
	1/2/2025	—	324,500	(12)	1.85	1/2/2035
	1/2/2025						324,500	(11)	1,784,750
	8/22/2025									403,000	(13)	2,216,500

(1)

All of the option awards listed in the table were granted with a per share exercise price equal to or above the estimated fair market value of our common stock on the date of grant. The fair market value of one share of common stock is determined to be equal to the closing price of our common stock on the Nasdaq Global Market on the date of grant (or the closing price on the last preceding date for which such quotation exists).

(2)	The market value of our common stock is based on the closing price of our common stock on the Nasdaq Global Market on December 31, 2025 of $5.50 per share.

(3)

25% of the total number of shares underlying the option vested and became exercisable on December 16, 2023 and the remainder shall vest and become exercisable in 36 equal monthly installments thereafter, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

(4)	The shares underlying the options vest and become exercisable in three equal annual installments commencing on December 31, 2024, subject to continuous service through the applicable vesting date.
(5)

25% of the total number of shares underlying the option vested and became exercisable on January 2, 2025 and the remainder shall vest and become exercisable in 36 equal monthly installments thereafter, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

(6)

25% of the total number of shares underlying the option vested and became exercisable on February 23, 2023 and the remainder shall vest and become exercisable in 36 equal monthly installments thereafter, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

(7)

25% of the total number of shares underlying the option vested and became exercisable on April 6, 2023 and the remainder shall vest and become exercisable in 36 equal monthly installments thereafter, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

(8)

25% of the total number of shares underlying the option vested and became exercisable on February 2, 2024 and the remainder shall vest and become exercisable in 36 equal monthly installments thereafter, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

(9)

The restricted stock unit vests in four equal annual installments on January 2, 2025, January 2, 2026, January 2, 2027 and January 2, 2028, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

(10)

25% of the shares underlying this restricted stock unit vested on February 2, 2024 and the remaining 75% shall vest in equal installments on February 2, 2025, February 2, 2026 and February 2, 2027, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

(11)

The restricted stock unit vests in four equal annual installments on January 2, 2026, January 2, 2027, January 2, 2028 and January 2, 2029, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

(12)

25% of the total number of shares underlying the option vested and became exercisable on January 2, 2026 and the remainder shall vest and become exercisable in 36 equal monthly installments thereafter, subject to the Named Executive Officer’s continuous service through each applicable vesting date.

(13)	The restricted stock units vest after the achievement of specific performance milestones.

Retirement Benefits and Other Compensation

Our Named Executive Officers did not participate in, or otherwise receive any benefits under, any pension, retirement or deferred compensation plan sponsored by us during 2025 other than our 401(k) plan described below. During 2025, our Named Executive Officers were eligible to participate in our employee benefit plans on the same basis offered to our employees generally, including health insurance and group life insurance benefits.

We maintain a 401(k) plan that is intended to qualify as a tax-qualified plan under Section 401 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which our Named Executive Officers are eligible to participate in on the same basis as our other employees. Eligible employees may make voluntary contributions from their eligible pay, up to certain applicable annual limits set by the Code. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. We may make discretionary matching contributions of 100% of employee contributions, up to an annual maximum of 3% of eligible compensation per calendar year for each employee. We generally do not provide perquisites or personal benefits except in limited circumstances, and we did not provide any perquisites to our Named Executive Officers in 2025.

Employment Agreements with our Named Executive Officers

Employment Agreement with Mr. Nolan

We are party to an executive employment agreement with Mr. Nolan, which provides for an initial annual base salary and target bonus, subject to adjustment at the discretion of our Board. Mr. Nolan’s base salary and target bonus for 2025 are discussed above.

Pursuant to the executive employment agreement, if we terminate Mr. Nolan’s employment without “Cause,” or if Mr. Nolan terminates his employment for “good reason” (each, as defined in the executive employment agreement), he will be entitled to continued payment of his base salary for 12 months and payment or reimbursement of COBRA premiums for 12 months or, if earlier, the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment. Such severance benefits are conditioned upon Mr. Nolan’s execution of and compliance with an effective and irrevocable general release, compliance with certain non-competition and non-solicitation obligations, resignation from all positions with us and return of all our property. The executive employment agreement further provides that Mr. Nolan is entitled to severance benefits described in “—Potential Payments Upon Termination or Change in Control” below.

Amended and Restated Offer Letter with Mr. Alam

We are party to an amended and restated offer letter with Mr. Alam, which provides for an initial annual base salary and target bonus, subject to adjustment at the discretion of our Board. Mr. Alam’s base salary and target bonus for 2025 are discussed above.

Pursuant to Mr. Alam’s amended and restated offer letter, if we terminate Mr. Alam’s employment without “Cause,” or if Mr. Alam terminates his employment for “good reason” (each, as defined in the amended and restated offer letter), he will be entitled to continued payment of his base salary for 12 months. Such severance benefits are conditioned upon Mr. Alam’s execution of and compliance with an effective and irrevocable general release, compliance with certain non-competition and non-solicitation obligations, resignation from all positions with us and return of all our property. The amended and restated offer letter further provides that Mr. Alam is entitled to the severance benefits described in “—Potential Payments Upon Termination or Change in Control” below.

Employment Agreement with Sukumar Nagendran, M.D.

We have entered into an executive employment agreement with Dr. Nagendran, which provides for an initial annual base salary and target bonus, subject to adjustment at the discretion of our Board. Dr. Nagendran’s base salary and target bonus for 2025 are discussed above.

Pursuant to the executive employment agreement, if we terminate Dr. Nagendran’s employment without “Cause,” or if Dr. Nagendran terminates his employment for “good reason” (each, as defined in the executive employment agreement), he will be entitled to continued payment of his base salary for 12 months and payment or reimbursement of COBRA premiums for 12 months or, if earlier, the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment. Such severance benefits are conditioned upon Dr. Nagendran’s execution of and compliance with an effective and irrevocable general release, compliance with certain non-competition
and
non-solicitation
obligations, resignation from all positions with us and return of all our property. The executive employment agreement further provides that Dr. Nagendran is entitled to severance benefits described in “—Potential Payments Upon Termination or Change in Control” below.
Potential Payments Upon Termination or Change in Control
Each of our Named Executive Officers is eligible to receive severance benefits under the terms of our Change in Control Severance Plan adopted by the Board of Directors in September 2020.
Our Change in Control Severance Plan provides for severance benefits upon a “covered termination” that occurs during a “change in control period” (each as described below). Upon a covered termination that occurs during a change in control period, participants will be entitled to a lump sum payment equal to the participant’s base salary for a specified period (18 months for Mr. Nolan, 15 months for Dr. Nagendran and 12 months for Mr. Alam), a lump sum payment equal to a multiple of the participant’s target annual bonus (150% for Mr. Nolan and 100% for each of Dr. Nagendran and Mr. Alam), payment of continued group health benefits for a period of months (18 months for Mr. Nolan, 15 months for Dr. Nagendran and 12 months for Mr. Alam) and full accelerated vesting of all outstanding equity awards (including performance-based awards, which shall vest at 100% of target).
All severance benefits under our Change in Control Severance Plan are subject to the participant’s execution of an effective release of claims against the company and compliance with the terms of any confidential information agreement, proprietary information and inventions agreement and any other agreement between the participant and the Company. For purposes of our Change in Control Severance Plan, a “covered termination” is a termination of employment by the Company without “Cause,” as defined in our Change in Control Severance Plan, or as a result of the participant’s resignation for “good reason,” as defined in our Change in Control Severance Plan, in either case, not as a result of death or disability. For purposes of our Change in Control Severance Plan, a “change in control period” is the period of time beginning on the date on which a “change in control,” as defined in the 2020 Stock Incentive Plan, becomes effective (or, in the case of Mr. Nolan and Dr. Nagendran, the period beginning three months prior to the date on which a change in control becomes effective) and ending on the first anniversary of the effective date of such change in control.
Clawback Policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we adopted an incentive compensation clawback policy in November 2023 that complies with the new SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing rules.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, the Company grants stock options or other stock awards to its employees, including the Named Executive Officers. Historically, the Company has granted new-hire
option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in the first quarter of each fiscal year,

which refresh grants are typically approved at the regularly scheduled meeting of the Compensation Committee occurring in such quarter or the immediately preceding quarter. Also, non-employee
directors receive automatic grants of initial and annual stock option awards in addition to restricted stock unit awards, at the time of a director’s initial appointment or election to our Board of Directors and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to the
Non-Employee
Director Compensation Policy, as further described under the heading,
“Non-Employee
Director
Compensation-Non-Employee
Director Compensation Policy” below. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of awards of stock option, stock appreciation rights or similar instruments and does not seek to time the award of stock options, stock appreciation rights or similar instruments in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.
During fiscal year 2025, we did not grant option awards to our Named Executive Officers during the period beginning four business days prior to and ended one business day following the filing of our periodic reports on
Form 10-Q
or
Form 10-K
or the filing or furnishing of a current report on
Form 8-K
that disclosed material
non-public
information.

Pay Versus Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and
Non-PEO
named executive officers
(“Non-PEO
NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year (1)	Summary Compensation Table Total for PEO (2) ($)	Compensation Actually Paid to PEO (2), (3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (2) ($)	Average Compensation Actually Paid to Non-PEO (2), (3) ($)	Value of Initial Fixed $100 Investment based on: (4) TSR ($)	Net Income (Loss) ($ Thousands)

2025	4,099,065	18,260,853	2,119,927	9,424,103	310.73	(108,995)
2024	4,727,861	4,668,493	3,060,218	3,030,722	97.74	(89,298)

1.
We are a smaller reporting company pursuant to Rule 405 of the Securities Act of 1933, and as such, we are only required to include information for the past two fiscal years for this first filing in which we are required to provide this disclosure.

2.	Sean Nolan was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are Kamran Alam and Sukumar Nagendran, M.D.
3.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total and the exclusions and inclusions of certain amounts for the PEO and the
Non-PEO
NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	4,099,065	(2,909,550)	17,071,338	18,260,853
2024	4,727,861	(3,696,226)	3,636,858	4,668,493

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	2,119,927	(1,231,465)	8,535,641	9,424,103
2024	3,060,218	(2,268,277)	2,238,781	3,030,722

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2025	9,099,878	6,883,035	—	1,088,425	—	17,071,338
2024	3,548,347	(12,917)	—	101,428	—	3,636,858

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non- PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non- PEO NEOs ($)
2025	3,851,517	4,077,753	—	606,371	—	8,535,641
2024	2,177,536	(7,807)	—	69,052	—	2,238,781

4.
The Total Shareholder Return (“TSR”) assumes $100 was invested in the Company for the period starting December 31, 2023, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the cumulative TSR over the two most recently completed fiscal years for the Company.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
20
18
16
14
12
10
8
6
4
2
0
TSR (12/31/2023 Indexed to $100)
$350
$300
$250
$200
$150
$100
$50
$0
100.00
97.74
310.73
4.7
3.0
18.3
9.4
2023
2024
2025
Fiscal Year
Sean Nolan Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Tasha Gene Therapies Inc. TSR

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and our net income (loss) during the two most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income (Loss)
Compensation Actually Paid ($ Millions)
20
18
16
14
12
10
8
6
4
2
0
Net Income (Loss) ($ Thousands)
$0
-$20,000
-$40,000
-$60,000
-$80,000
-$100,000
-$120,000
4.7
3.0
-89,298
18.3
9.4
-108,995
2024
2025
Fiscal Year
Sean Nolan Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Tasha Gene Therapies Inc. Net Income (Loss)

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

The following table shows for the fiscal year ended December 31, 2025 certain information with respect to the compensation of our non-employee directors. Compensation information for Sean Nolan and Sukumar Nagendran, who did not earn any additional compensation for their service as directors during fiscal year 2025, is set forth in “Executive Compensation” above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(3)	Option Awards ($) (2)(3)	Total ($)
Phillip B. Donenberg, CPA	55,000	157,978	232,607	445,585
Laura Sepp-Lorenzino, Ph.D.	60,000	157,978	232,607	450,585
Alison Long, M.D., Ph.D.	71,917	157,978	232,607	462,502
Sean Stalfort	50,500	157,978	232,607	441,085

(1)

This column reflects the aggregate grant date fair value of restricted stock units granted during the year measured pursuant to ASC Topic 718, the basis for computing stock-based compensation in our financial statements. This calculation assumes that the director will perform the requisite service for the restricted stock unit to vest in full as required by SEC rules. The assumptions we used in valuing restricted stock units are described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K (File No. 001-39536) filed with the SEC on March 19, 2026. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the settlement of such restricted stock units or the sale of the common stock issuable upon the settlement of such restricted stock units.

(2)

The amounts disclosed represent the aggregate grant date fair value of the stock options granted under our 2020 Stock Incentive Plan, computed in accordance with ASC Topic 718. The fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option pricing model. The significant factors and assumptions incorporated in the Black-Scholes-Merton model used to estimate the value of the options are described in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K (File No. 001-39536) filed with the SEC on March 19, 2026. This amount does not reflect the actual economic value that may be realized by such director.

(3)	The table below shows the aggregate number of option awards and restricted stock unit awards outstanding for each of our directors who is not a Named Executive Officer, as of December 31, 2025:

Name	Number of Outstanding Stock Awards	Number of Outstanding Options
Phillip B. Donenberg, CPA	56,623	318,057
Laura Sepp-Lorenzino, Ph.D.	56,623	309,886
Alison Long, M.D., Ph.D.	56,623	198,863
Sean Stalfort	56,623	689,195

Non-Employee Director Compensation Policy

Our Board of Directors has adopted an Amended Non-Employee Director Compensation Policy (the “Amended and Restated Non-Employee Director Compensation Policy”), effective December 17, 2025, pursuant to which each of our directors who is not an employee or consultant of our company is eligible to receive compensation for service on our Board of Directors and committees of our Board of Directors. Our Compensation Committee directed Aon to develop updated recommendations regarding our non-employee director compensation policy, considering, among other factors, the Company’s peer group and the underwater status of the directors’ existing equity awards. Following an active dialogue with Aon, the Compensation Committee recommended that the Board of Directors approve Aon’s recommendations.

Cash Compensation

Each eligible director will receive an annual cash retainer of $40,000 for serving on our Board of Directors, and the independent chairperson of the Board of Directors will receive an additional annual cash retainer of $35,000 for his or her service. The chairperson of the Audit Committee will be entitled to an additional annual cash retainer of $20,000, the chairperson of the Clinical and Scientific Committee, the chairperson of the Compensation Committee and the chairperson of the Special Litigation Committee of our Board of Directors each will be entitled to an additional annual cash retainer of $15,000 and the chairperson of the Nominating and Corporate Governance Committee of our Board of Directors will be entitled to an additional annual cash retainer of $10,000. The members of the Audit Committee of our Board of Directors will be entitled to an additional annual cash retainer of $10,000, the members of the Clinical and Scientific Committee of our Board of Directors and the Compensation Committee of our Board of Directors will be entitled to an additional annual cash retainer of $7,500 and the members of the Nominating and Corporate Governance Committee of our Board of Directors will be entitled to an additional annual cash retainer of $5,000; however, in each case such cash retainer is payable only to members who are not the chairperson of such committee.

Equity Compensation

In addition to the cash compensation structure described above, the Amended and Restated Non-Employee Director Compensation Policy provides for the following equity incentive compensation program for non-employee directors. All such equity compensation will be granted under our 2020 Stock Incentive Plan or any successor equity plan.

Initial Grant. Each non-employee director who joins our board of directors will automatically, upon the date of his or her initial election or appointment (or, if such date is not a business day, on the first business day thereafter), be granted a one-time, initial stock option to purchase 148,438 shares of our common stock (each, an “Initial Option Award”) and a restricted stock unit award for 74,219 shares of our common stock (each an “Initial RSU Award”). The shares subject to each Initial Option Award will vest in equal monthly installments over a three year period such that the Initial Option Award is fully vested on the third anniversary of the date of grant, subject to the non-employee director’s Continuous Service (as defined in the 2020 Stock Incentive Plan) through each such vesting date and will vest in full upon a Change in Control (as defined in the 2020 Stock Incentive Plan). The shares subject to each Initial RSU Award will vest in equal annual installments over a three year period such that the Initial RSU Award is fully vested on the third anniversary of the date of grant, subject to the non-employee director’s Continuous Service (as defined in the 2020 Stock Incentive Plan) through each such vesting date and will vest in full upon a Change in Control (as defined in the 2020 Stock Incentive Plan).

Annual Grant. On the date of each annual meeting of our stockholders, beginning with this Annual Meeting, each person who is then a non-employee director of ours will automatically be granted a stock option to purchase 118,750 shares of our common stock (each, an “Annual Option Award”) and (ii) a restricted stock unit award (each, an “Annual RSU Award”) for 59,375 shares of our common stock (collectively, the “Annual Grant”). Notwithstanding the foregoing, in the event that the aggregate value of the Annual Grant to any non-employee director would have a Black-Scholes value in excess of $325,000 on such award’s grant date, the amount of each of the Annual Option Award and Annual RSU Award subject to the Annual Grant shall be reduced on a pro rata basis until such aggregate value is equal to $325,000. The shares subject to the Annual Grant will vest in full on the first anniversary of the date of grant; provided, that the Annual Grant will in any case be fully vested on the date of Company’s next annual stockholder meeting, subject to the non-employee director’s Continuous Service (as defined in the 2020 Stock Incentive Plan) through such vesting date; provided, further, that the Annual Grant will vest in full upon a Change in Control (as defined in the 2020 Stock Incentive Plan).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to our equity incentive plans, which were our only equity compensation plans in effect as of December 31, 2025.

Name	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	32,482,958	(1)	1.81	(2)	(3,915,288	)(3)
Equity compensation plans not approved by security holders(4)	5,612,700		2.42		3,142,050

Total	38,095,658		1.90		(773,238)

(1)	Consists of shares underlying options and restricted stock units granted pursuant to our 2020 Equity Incentive Plan and 2020 Stock Incentive Plan.
(2)

The weighted-average exercise price includes 12,076,178 shares included in column (a) that are issuable upon vesting of restricted stock units which have no exercise price. The weighted average exercise price of the outstanding options was $2.88 per share as of December 31, 2025.

(3)

Includes our 2020 Stock Incentive Plan and 2020 Employee Stock Purchase Plan. The number of shares of our common stock reserved for issuance under our 2020 Stock Incentive Plan automatically increases on January 1 of each year, continuing through and including January 1, 2030 by 5% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors. Pursuant to this provision, we added 14,252,582 shares of common stock that are available for issuance under the 2020 Stock Incentive Plan on January 1, 2026, which is not reflected in the table above. The number of shares of our common stock reserved for issuance under our 2020 Employee Stock Purchase Plan automatically increases on January 1 of each year, continuing through and including January 1, 2030 by 1% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors. Pursuant to this provision, we added 724,000 shares of common stock that are available for issuance under the 2020 Employee Stock Purchase Plan on January 1, 2026, which is not reflected in the table above. 358,514 shares have been issued under the 2020 Employee Stock Purchase Plan as of December 31, 2025.

(4)	Represents securities underlying our 2023 Inducement Plan, as amended.

2023 Inducement Plan

On December 15, 2023, the Board of Directors adopted the Taysha Gene Therapies, Inc. 2023 Inducement Plan (the “Inducement Plan”). The Inducement Plan was adopted without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4). The Board of Directors reserved 4,000,000 shares of the Company’s common stock for issuance under the Inducement Plan. On December 12, 2024, the Company reserved an additional 2,000,000 shares of the Company’s common stock for issuance under the Inducement Plan. On November 14, 2025, the Company reserved an additional 3,000,000 shares of the Company’s common stock for issuance under the Inducement Plan. The only persons eligible to receive grants of Inducement Awards (as defined below) under the Inducement Plan are individuals who satisfy the standards for inducement grants under Nasdaq Listing Rule 5635(c)(4). The Inducement Plan will be administered by the Board of Directors and the Compensation Committee. Inducement Awards may only be granted by: (i) the Compensation Committee, provided such committee is comprised solely of “independent directors” (as defined by Nasdaq Listing Rule 5605(a)(2)) or (ii) a majority of the Board of Directors’ “independent directors.” An “Inducement Award” means any right to receive our common stock, cash or other property granted under the Inducement Plan (including nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards or other stock-based awards).

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

In September 2020, we adopted a related person transaction policy, which we amended in April 2022, that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of such person’s immediate family members and any entity owned or controlled by such person.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board of Directors, will take into account the relevant available facts and circumstances including:

•	the risks, costs and benefits to us;

•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board of Directors, determines in the good faith exercise of its discretion.

CERTAIN RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Other than described below, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which include equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”

Astellas Transactions

On October 21, 2022, we entered into an Option Agreement (the “Option Agreement”) with Astellas (f/k/a Audentes Therapeutics, Inc. (d/b/a Astellas Gene Therapy)), granting Astellas an exclusive option to obtain exclusive, worldwide, royalty and milestone-bearing rights and licenses related to two of our clinical programs, TSHA-120 and TSHA-102. As partial consideration for the rights granted to Astellas under the Option Agreement, Astellas paid us a one-time payment in the amount of $20.0 million in November 2022. In October 2025, we regained full rights to the TSHA-102 program following the expiration of the Option Agreement.

Also on October 21, 2022, we entered into a securities purchase agreement (the “Securities Purchase Agreement”), with Astellas, pursuant to which we agreed to issue and sell to Astellas in a private placement (the “Private Placement”) an aggregate of 7,266,342 shares of our common stock for aggregate gross proceeds of approximately $30.0 million. The Private Placement closed on October 24, 2022. Pursuant to the Securities Purchase Agreement, in connection with the Private Placement, Astellas has the right to designate one individual to attend all meetings of the Board in a non-voting observer capacity. As of the closing of the Private Placement, Astellas beneficially owned greater than 5% of our capital stock.

June 2024 Public Offering

On June 26, 2024, we entered into an Underwriting Agreement (the “2024 Underwriting Agreement”) with Jefferies LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters set forth therein (collectively, the “2024 Underwriters”), to issue and sell 14,361,113 shares of our common stock at a price to the public of $2.25 per share and, in lieu of common stock to certain investors, pre-funded warrants to purchase 18,972,221 shares of our common stock at an offering price of $2.249 per pre-funded warrant (the “2024 Offering”), in each case before underwriting discounts and commissions. The 2024 Offering closed on June 27, 2024. On July 9, 2024, the 2024 Underwriters exercised their option to purchase an additional 3,235,000 shares of common stock. The total net proceeds from the 2024 Offering were approximately $76.8 million, including the proceeds from the 2024 Underwriter’s option, after deducting underwriting discounts and commissions and offering expenses. The table below sets forth the aggregate number of shares of our common stock and pre-funded warrants to purchase shares of our common stock issued to our related parties in the 2024 Offering:

Name	Shares of common stock (#)	Pre-funded warrants (#)	Aggregate purchase price ($)
Entities affiliated with RA Capital Management, L.P.	—	11,111,111	24,988,889
Entities affiliated with Avoro Capital Advisors LLC	—	4,444,444	9,995,555
Entities affiliated with RTW Investments, LP	1,250,000	2,083,333	7,497,916
Entities affiliated with Paul B. Manning	1,333,333	—	2,999,999

May 2025 Public Offering

On May 28, 2025, we entered into an Underwriting Agreement (the “2025 Underwriting Agreement”) with Jefferies LLC, BofA Securities, Inc., Piper Sandler & Co. and Barclays Capital Inc., as representatives of the several underwriters set forth therein (collectively, the “2025 Underwriters”), to issue and sell 46,868,687 shares of our common stock at a price to the public of $2.75 per share and, in lieu of common stock to certain investors, pre-funded warrants to purchase 25,858,586 shares of our common stock at an offering price of $2.749 per pre-funded warrant (the “2025 Offering”), in each case before underwriting discounts and commissions. The 2025 Offering closed on May 30, 2025. On June 4, 2025, the 2025 Underwriters exercised their full option to purchase an additional 10,909,090 shares of common stock. The total net proceeds from the 2025 Offering were approximately $215.6 million, including the proceeds from the 2025 Underwriter’s option, after deducting underwriting discounts and commissions and offering expenses. The table below sets forth the aggregate number of shares of our common stock and pre-funded warrants to purchase shares of our common stock issued to our related parties in the 2025 Offering:

Name	Shares of common stock (#)	Pre-funded warrants (#)	Aggregate purchase price ($)
Goldman Sachs Asset Management, L.P.	10,909,090	—	29,999,998
Entities affiliated with Avoro Capital Advisors LLC	1,727,273	7,272,727	24,750,000
Entities affiliated with RA Capital Management, L.P.	—	8,000,000	22,000,000
Entities affiliated with RTW Investments, LP	4,686,868	3,313,132	22,000,000
Entities affiliated with Octagon Capital Advisors LP	3,000,000	—	8,250,000
Entities affiliated with FMR LLC	1,454,500	—	3,999,875
Entities affiliated with Paul B. Manning	750,000		2,062,500

Employment Arrangements

We have entered into employment agreements or offer letter agreements with certain of our executive officers. For more information regarding our employment agreements with our Named Executive Officers, see “Executive Compensation-Employment Agreements with our Named Executive Officers.”

We employ Patrick Nolan as our Senior Director, Marketing and Product Strategy, Hayleigh Collins as our Senior Director, Corporate Communications and Investor Relations, Justine Gallup as our Vice President of Human Relations and Aiden Nolan as our Financial Analyst. Patrick Nolan, Hayleigh Collins and Aiden Nolan are children of Sean P. Nolan, our Chief Executive Officer and Chairman of our Board of Directors. Justine Gallup is Mr. Nolan’s sister-in-law. We paid total compensation to Patrick Nolan in an aggregate amount of $316,020 and $344,139 during the years ended December 31, 2025 and 2024. We paid total compensation to Hayleigh Collins in an aggregate amount of $378,785 and $299,873 during the years ended December 31, 2025 and 2024. The expected annual base salaries for Patrick Nolan, Hayleigh Collins and Justine Gallup in 2026 are $255,000, $269,100 and $280,000, respectively. Aiden Nolan’s aggregate compensation did not exceed $120,000 in 2025, nor do we expect it to exceed $120,000 in 2026.

Indemnification Agreements

We provide indemnification for our directors and executive officers so that they will be free from undue concern about personal liability in connection with their service to our company. Under our amended and restated bylaws, we are required to indemnify our directors and executive officers to the extent not prohibited under Delaware law. We have also entered into indemnity agreements with our executive officers and directors. These agreements provide, among other things, that we will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of our company, and otherwise to the fullest extent permitted under Delaware law and our amended and restated bylaws.

OTHER INFORMATION FOR STOCKHOLDERS

Stockholder Proposals for the 2027 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of Stockholders or nominate persons for election to the Board.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2027 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2027 proxy statement, any such stockholder proposals must be submitted in writing to the Corporate Secretary of the Company no later than December 23, 2026, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

Alternatively, in accordance with the “advance notice” provisions of our bylaws, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2027 Annual Meeting of Stockholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the Annual Meeting, unless the date of the 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the Annual Meeting. For the Company’s 2027 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than February 1, 2027 and no later than March 3, 2027. If the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the Annual Meeting, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting of Stockholders, or the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company. Your notice to the Corporate Secretary must set forth information specified in our Bylaws, including your name and address and the class and number of shares of our stock that you beneficially own. For additional information about our director nomination requirements, please see our Bylaws.

In addition to satisfying the deadlines in the “advance notice” provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must include in their notice the information required by Rule 14a-19 under the Exchange Act.

Notices of any proposals or nominations for the Company’s 2027 Annual Meeting of Stockholders should be sent to the Corporate Secretary of the Company at Taysha Gene Therapies, Inc., 3000 Pegasus Park Drive, Suite 1430, Dallas, Texas 75247. A courtesy copy should also be submitted by email to Legal.Notices@tayshagtx.com.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to Taysha Gene Therapies, Inc., Attention: Corporate Secretary, 3000 Pegasus Park Drive, Suite 1430, Dallas, Texas 75247 or call our office at 214-612-0000 to speak with our Investor Relations department. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Additional Filings

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website www.tayshagtx.com and click on “SEC Filings” under “Financials & Filings” under the “Investors” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders by contacting our Corporate Secretary by mail at Taysha Gene Therapies, Inc., Attention: Corporate Secretary, 3000 Pegasus Park Drive, Suite 1430, Dallas, Texas 75247 or by email at Legal.Notices@tayshagtx.com.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Kamran Alam
Kamran Alam
Chief Financial Officer and Corporate Secretary

Dated: April 22, 2026

TAYSHA GENE THERAPIES, INC. 3000 PEGASUS PARK DRIVE SUITE 1430 DALLAS, TEXAS 75247 VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 31, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/TSHA2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 31, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V90309-P46595 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY TAYSHA GENE THERAPIES, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. each nominee: 1. To elect the Board’s Class III Director nominees, ! ! ! Sean P. Nolan and Laura Sepp-Lorenzino, Ph.D. to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders. Nominees: 01) Sean P. Nolan 02) Laura Sepp-Lorenzino, Ph.D. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm ! ! ! of the Company for the year ending December 31, 2026. 3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. ! ! ! The Board of Directors recommends you vote in favor of 1 Year. 1 Year 2 Years 3 Years Abstain 4. To indicate, on a non-binding advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company’s ! ! ! ! named executive officers. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. V90310-P46595 TAYSHA GENE THERAPIES, INC. Annual Meeting of Stockholders June 1, 2026 9:00 a.m., Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) acknowledge(s) receipt of the Notice of the 2026 Annual Meeting of Stockholders of Taysha Gene Therapies, Inc. and the Proxy Statement and hereby appoint(s) Sean P. Nolan and Kamran Alam, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve), all of the shares of Common Stock of Taysha Gene Therapies, Inc. that the stockholder(s) is/are entitled to vote at the 2026 Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time on Monday, June 1, 2026, which will be a virtual stockholder meeting through which you can listen to the meeting and vote online at www.virtualshareholdermeeting.com/TSHA2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments, continuations, or postponements thereof. Continued and to be signed on reverse side